UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2008

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           The MathStar, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the “2004 Incentive Plan”) was adopted by the board of directors of MathStar, Inc. (“MathStar” or the “Company”) on October 8, 2004 and amended by the board on May 10, 2005.  The 2004 Incentive Plan, as so amended, was approved by the Company’s stockholders on June 10, 2005.  On February 28, 2006, the board approved amendments to the 2004 Incentive Plan, and the Company’s stockholders approved these amendments at the annual meeting of stockholders held on May 18, 2006.  On February 5, 2007, the board of directors approved additional amendments to the 2004 Incentive Plan, which were approved by the Company’s stockholders at the annual meeting of stockholders held on May 17, 2007.  On February 11, 2008, the board of directors approved an amendment to the 2004 Incentive Plan increasing the number of shares subject to the 2004 Incentive Plan from 600,000 shares to 1,200,000 shares.  At the 2008 Annual Meeting of Stockholders  held on May 22, 2008 (the “2008 Annual Meeting), the stockholders of the Company entitled to notice of and to vote at the 2008 Annual Meeting approved the amendment to the 2004 Incentive Plan.

The following summary describes the principal features of the 2004 Incentive Plan, as so amended.  This summary is qualified in its entirety by reference to the complete text of the 2004 Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Terms not defined herein shall have the meanings ascribed to them in the 2004 Incentive Plan.  All share numbers used in this Current Report on Form 8-K take into account the one-for-five reverse stock split approved by the stockholders at the 2008 Annual Meeting.

Administration

The 2004 Incentive Plan is administered by the Compensation Committee of MathStar’s board of directors, which has the exclusive power to make Awards and to determine when and to whom Awards will be granted under the 2004 Incentive Plan, other than the NQOs automatically granted to non-employee directors under the 2004 Incentive Plan.  In addition, the Compensation Committee determines the form, amount and other terms and conditions of each Award, subject to the provisions of the 2004 Incentive Plan.  The determinations made by the Compensation Committee under the 2004 Incentive Plan are final, binding and conclusive.

Participants

A participant in the 2004 Incentive Plan means an employee of MathStar or an Affiliate who is selected by the Compensation Committee to participate in the 2004 Incentive Plan; a director of MathStar who receives Options or Awards under the 2004 Incentive Plan; or any consultant, agent, advisor or independent contractor who is selected by the Compensation Committee to participate in the 2004 Incentive Plan and who renders bona fide services to MathStar or its Affiliate.  However, only employees of MathStar are eligible for selection to receive Options qualified as ISOs under Section 422 of the Code.

Term of Plan; Amendment

The 2004 Incentive Plan will terminate on the earlier of the date on which it is terminated by MathStar’s board of directors or October 7, 2014.  However, the termination of the 2004 Incentive Plan will not affect any Awards then outstanding under the 2004 Incentive Plan.  The board of directors may amend, alter or discontinue the 2004 Incentive Plan.  However, no amendment, alteration or discontinuation may be made by the board without the consent of a Participant in the 2004 Incentive Plan if such action would diminish any of the rights of the Participant under any Award held by the Participant.

Shares Subject to 2004 Incentive Plan

The 2004 Incentive Plan currently provides that the total number of shares of MathStar’s common stock that may be issued under the 2004 Incentive Plan is 1,200,000 shares, subject to adjustment as provided in the 2004 Incentive Plan.  This takes into account the approval by MathStar’s stockholders at the 2008 Annual Meeting of the amendment increasing the number of shares subject to the 2004 Incentive Plan.  The shares to be issued under the 2004 Incentive Plan are currently authorized but unissued shares of MathStar’s common stock.  The number of shares of MathStar’s common stock available under the 2004 Incentive Plan and under other equity Awards granted under the 2004 Incentive Plan, the exercise price of any Option and the exercise price of any stock appreciation right granted under the 2004 Incentive Plan will be appropriately adjusted upon any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalizations of MathStar.

Options

The Compensation Committee has authorized a subcommittee (the “Subcommittee”) consisting of Douglas M. Pihl and Daniel J. Sweeney to grant options under the 2004 Incentive Plan to new employees in accordance with limitations and guidelines established by the Compensation Committee.  Upon the grant of an Option under the 2004 Incentive Plan, other than the automatic grant of Options to MathStar’s non-employee directors described below, the Compensation Committee or the Subcommittee fixes a number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased.  With regard to ISOs, the exercise price cannot be less than the Fair Market Value of the common stock at the time the ISO is granted or 110% of Fair Market Value in certain cases.  In addition, the aggregate Fair Market Value of common stock (determined at the time an ISO is granted) subject to ISOs granted to an employee under all of MathStar’s option plans that become exercisable for the first time by such employee during any calendar year may not exceed $100,000.  The exercise price of NQOs may be less than, equal to or greater than Fair Market Value.  Each Option granted under the 2004 Incentive Plan will be exercisable by the optionee only during the term fixed by the Compensation Committee or the Subcommittee, with such term ending not later than 10 years after the date of grant.  Payment for shares upon exercise of any Option granted under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate Fair Market Value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Automatic Grants of NQOs to Non-Employee Directors.  The 2004 Incentive Plan provides non-employee directors of MathStar (each an “Eligible Director”) with automatic grants of NQOs.  Each Eligible Director is automatically granted NQOs to purchase 5,000 shares on the date of his or her initial election or appointment to the board of directors (in each case, an “Initial Grant”), which will vest as to one-third of the shares subject to the option on the first, second and third anniversary dates of the date of grant so long as he or she then is a director of MathStar.  Each Eligible Director will also automatically receive an option to purchase 1,000 shares upon each anniversary date of the initial grant to them of an automatic option so long as they are then MathStar directors, which vests as to all of the shares subject to the option on the first anniversary date of the date of grant if they are then directors of MathStar.  All options automatically granted under the 2004 Incentive Plan expire 10 years after the date of grant.

The exercise price per share for each NQO automatically granted under the 2004 Incentive Plan to Eligible Directors is not less than the Fair Market Value of a share of MathStar’s common stock on the date such NQO is granted.  Payment for shares upon exercise of any NQOs automatically granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of MathStar’s common stock that have been owned for more than six months having an aggregate Fair Market Value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

In addition to such automatic NQO grants, the 2004 Incentive Plan also permits the Compensation Committee to make discretionary grants of stock options to any and all directors, including Eligible Directors, as described below.

Discretionary Option Grants of NQOs to Non-Employee Directors.  Upon any discretionary grant of NQOs to MathStar’s non-employee directors under the 2004 Incentive Plan, the Compensation Committee will fix the number of shares of MathStar’s common stock that the optionee may purchase upon exercise of the option and the exercise price at which the shares may be purchased.  The exercise price of such NQOs cannot be less than the Fair Market Value of the common stock at the time the option is granted.

Each NQO will be exercisable by the optionee only during the term fixed by the Compensation Committee, with such term ending not later than 10 years after the date of grant.  Payment for shares upon exercise of any NQOs granted to Eligible Directors under the 2004 Incentive Plan may be made in cash, in shares of Company’s common stock that have been owned for more than six months having an aggregate Fair Market Value on the date of exercise which is not less than the exercise price of the shares of common stock being purchased, partly in cash and partly in such shares, or by the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of an NQO and to deliver to MathStar an amount out of the proceeds of such sale equal to the aggregate exercise price of the shares being purchased.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights (“SARs”) under the 2004 Incentive Plan independent of an Option or in connection with an Option.  Upon the grant of a SAR under the 2004 Incentive Plan, the Compensation Committee will fix its exercise price, which cannot be less than the Fair Market Value of MathStar’s common stock and, in the case if a SAR granted in conjunction with an Option, not less than the exercise price of the related Option.  Each SAR granted independent of an Option will entitle a participant upon exercise to an amount equal to the excess of the Fair Market Value of the common stock on the date of exercise less the exercise price per share, times the number of shares of common stock covered by the SAR.  As determined by the Compensation Committee at the time of grant, payment of such amount upon exercise of a SAR will be made in shares of common stock or in cash, or partly in shares and partly in cash.

Restricted Stock Awards

Restricted stock awards granted under the 2004 Incentive Plan will entitle the holder to receive shares of MathStar’s common stock, which are subject to forfeiture to MathStar and transfer restrictions if certain conditions are not met as determined by the Compensation Committee at the time of grant.  When a restricted stock award is granted, the Compensation Committee may establish a period during which the holder cannot sell or otherwise transfer the shares subject to the award.  During such period, the holder of the restricted stock award otherwise has the rights of a stockholder of MathStar with respect to the shares subject to the award, including the right to vote the shares and to receive any dividends and other distributions.  The Compensation Committee may determine the period of time during which a participant receiving a restricted stock award must remain a continuous employee of MathStar in order for the forfeiture and transfer restrictions to lapse.  In addition, the Compensation Committee may provide that such restrictions lapse in installments with respect to specified portions of the shares of stock covered by the restricted stock award.  The Compensation Committee also may impose performance or other conditions that will subject the shares subject to the award to forfeiture and transfer restrictions.  The

Compensation Committee may, at any time, waive all or any part of any restrictions applicable to restricted stock awards.

Other Awards

Other Stock-Based Awards.  Under the 2004 Incentive Plan, the Compensation Committee has the power to grant awards of shares of MathStar’s common stock and awards that are valued in whole or in part by reference to, or otherwise based on, shares of common stock or their Fair Market Value.  The 2004 Incentive Plan provides that such other stock-based awards will be in such form, and will depend on such conditions, as the Compensation Committee determines including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Subject to the provisions of the 2004 Incentive Plan, the Compensation Committee will determine the number of shares of common stock to be awarded to a participant under other stock-based awards, whether such awards shall be settled in cash, shares of common stock or combination of cash and such shares, and other terms and conditions of such awards.

Other Cash-Based Awards.  Subject to the terms of the 2004 Incentive Plan, the Compensation Committee may grant other incentives denominated and payable in cash under the 2004 Incentive Plan as it determines to be in the best interests of MathStar and subject to such other terms and conditions as it deems appropriate.

Performance-Based Awards.  Under the 2004 Incentive Plan, the Compensation Committee may grant performance-based Options, Awards of restricted stock or other Awards, which will be based on the attainment of written performance goals approved by the Compensation Committee for a performance period established by the Committee.  The performance goals must be objective and must be based upon the criteria set forth in the 2004 Incentive Plan.  Under the 2004 Incentive Plan, the Compensation Committee must determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and must certify and ascertain the amount of the applicable performance-based award.  The amount of a performance-based award actually paid to a participant under the 2004 Incentive Plan may be less than the amount determined by the applicable performance goal formula, at the discretion of the Compensation Committee.  The amount of the performance-based award will be paid to the participant at such time as determined by the Compensation Committee after the end of the covered performance period.

Non-Transferability of Awards

Awards granted under the 2004 Incentive Plan are non-transferable other than by will or by the applicable laws of descent and distribution.  In addition, a Participant may designate a beneficiary to succeed to the Participant’s Awards under the 2004 Incentive Plan if allowed by the agreement evidencing the Award, in which case the Award may be exercised by the personal representative for the participant’s estate or by any other person who acquired the right to exercise such Award by reason of the participant’s death.  During a Participant’s lifetime, all Awards granted under the 2004 Incentive Plan may be exercised only by the Participant.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Effective May 23, 2008, the Company amended Article IV(A) its Certificate of Incorporation to reduce the number of authorized shares of its stock from 100,000,000 shares to 28,000,000 shares and reduce the number of authorized shares of its common stock from 90,000,000 shares to 18,000,000 shares.  All other provisions of Article IV(A) of the Certificate of Incorporation remained the same.  A copy of the Certificate of Amendment of the Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

The exhibits listed below are filed herewith.

(d)           Exhibits

3.1           Certificate of Amendment of the Certificate of Incorporation of MathStar, Inc.

10.1         MathStar, Inc. Amended and Restated 2004 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: May 22, 2008

	By	/s/ Douglas M. Pihl
Chairman and Chief Executive Officer
(Principal Executive Officer and
Principal Financial Officer)